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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 21, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF JUNE 15, 2004, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 2004-2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-111379            06-1442101
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                            06830
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On June 30, 2004, a single series of certificates, entitled EquiFirst Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 15, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc., as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $539,602,655.46 and any amounts in the Pre-Funding Accounts as of June 15, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 28, 2004, among EquiFirst Corporation (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class R Certificates and Class R-X Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 28, 2004 (the "Underwriting Agreement") among the Depositor, the Underwriter, Morgan Keegan & Company Inc. and WAMU Capital Corp.





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                                       -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                      Initial Certificate Principal
  Class               Balance or Notional Amount            Pass-Through Rate
  -----               --------------------------            -----------------
   I-A1                      $251,720,000                        Variable
  II-A1                      $102,315,000                        Variable
  II-A2                      $126,120,000                        Variable
  II-A3                       $23,315,000                        Variable
Class M-1                     $21,086,000                        Variable
Class M-2                    $21,086,000                         Variable
Class M-3                     $12,976,000                        Variable
Class M-4                    $11,354,000                         Variable
Class M-5                     $11,354,000                        Variable
Class M-6                     $11,354,000                        Variable
Class M-7                     $9,732,000                         Variable
Class M-8                     $9,732,000                         Variable
Class M-9                     $9,732,000                         Variable
Class B-1                     $8,110,000                         Variable
Class B-2                     $9,732,000                         Variable
Class C                       $9,081,900                         Variable
Class P                        $ 100.00                            N/A
Class R                        100.00%                             N/A
Class R-X                      100.00%                             N/A



            The Certificates, other than the Class C Certificates, the Class P Certificates, Class B-1 Certificates, Class B-2 Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated June 28, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)     Not applicable

            (b)     Not applicable

            (c)     Exhibits




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                                       -4-


Exhibit No.                                  Description
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   4.1               Pooling and Servicing Agreement, dated as of June 15, 2004, by and among Financial Asset Securities Corp. as Depositor, Saxon Mortgages Services, Inc. as Servicer and Deutsche
                     Bank National Trust Company as Trustee, relating to the Series 2004-2 Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2004

                                           FINANCIAL ASSET SECURITIES CORP.


                                           By:     /s/ Frank Skibo
                                              ---------------------------------
                                           Name:    Frank Skibo
                                           Title:   SVP



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                                Index to Exhibits
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                                                                    Sequentially
Exhibit No.                   Description                          Numbered Page
-----------                   -----------                          -------------
    4.1             Pooling and Servicing Agreement, dated               7
                    as of June 15, 2004, by and among
                    Financial Asset Securities Corp. as
                    Depositor, Saxon Mortgage Services, Inc.
                    as Servicer and Deutsche Bank National
                    Trust Company as Trustee, relating to
                    the Series 2004-2 Certificates.







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                                   Exhibit 4.1